                                                                     EXHIBIT 10
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                      SERIES A CONVERTIBLE PREFERRED STOCK
                               PURCHASE AGREEMENT


                                  by and among


                          GOOD TIMES RESTAURANTS INC.


                                      and


                               THE BAILEY COMPANY


                            Dated as of May 31, 1996


===============================================================================
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                               TABLE OF CONTENTS
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ARTICLE I
      THE PREFERRED SHARES..........................................................  1
      SECTION 1.01  Issuance, Sale and Delivery of the Preferred Shares.............  1

ARTICLE II
      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................................  2
      SECTION 2.01  Organization, Qualifications and Corporate Power................  2
      SECTION 2.02  Authorization of Agreements, Etc................................  2
      SECTION 2.03  Validity........................................................  3
      SECTION 2.04  Authorized Capital Stock........................................  3
      SECTION 2.05  Litigation; Compliance with Law.................................  4
      SECTION 2.06  Subsidiaries....................................................  4
      SECTION 2.07  Loans and Advances..............................................  5
      SECTION 2.08  Assumptions, Guaranties, Etc, of Indebtedness of Other Person...  5
      SECTION 2.09  Governmental Approval...........................................  5
      SECTION 2.10  Agreements......................................................  5
      SECTION 2.11  Undisclosed Liabilities.........................................  6
      SECTION 2.12  Disclosure......................................................  6
      SECTION 2.13  Offering of the Preferred Shares................................  6
      SECTION 2.14  Brokers.........................................................  7

ARTICLE III
      REPRESENTATIONS AND WARRANTIES OF THE PURCHASER...............................  7

ARTICLE IV
      CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER................................  8

ARTICLE V
      CONDITIONS TO THE OBLIGATIONS OF THE COMPANY..................................  3

ARTICLE VI
      COVENANTS OF THE COMPANY......................................................  13
      SECTION 6.01  Financial Statements, Reports, Etc..............................  13
      SECTION 6.02  Right of Participation..........................................  14
      SECTION 6.03  Reserve for Conversion Shares...................................  15
      SECTION 6.04  Corporate Existence.............................................  16
      SECTION 6.05  Properties, Business, Insurance.................................  16
      SECTION 6.06  Inspection, Consultation and Advice.............................  16
      SECTION 6.07  Restrictive Agreements Prohibited...............................  16

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      SECTION 6.08  Transactions with Affiliates....................................  16
      SECTION 6.09  Use of Proceeds.................................................  17
      SECTION 6.10  Board of Directors Meeting......................................  17
      SECTION 6.11  Compensation Committee..........................................  17
      SECTION 6.12  Capital Expenditures............................................  18
      SECTION 6.13  Employment......................................................  18
      SECTION 6.14  Investments.....................................................  18
      SECTION 6.15  Maintenance of Properties.......................................  18
      SECTION 6.16  D&O Insurance...................................................  18
      SECTION 6.17  By-laws.........................................................  18
      SECTION 6.18  Activities of Subsidiaries......................................  18
      SECTION 6.19  Compliance with Laws............................................  19
      SECTION 6.20  Keeping of Records and Books of Account.........................  19
      SECTION 6.21  Change in Nature of Business....................................  19

ARTICLE VII
      BREACH OF REPRESENTATIONS, WARRANTIES AND COVENANTS...........................  19
      SECTION 7.01  Redemption......................................................  19

ARTICLE VIII
      MISCELLANEOUS.................................................................  19
      SECTION 8.01  Survival of Agreements..........................................  19
      SECTION 8.02  Brokerage.......................................................  19
      SECTION 8.03  Parties in Interest.............................................  20
      SECTION 8.04  Assignment......................................................  20
      SECTION 8.05  Notices.........................................................  21
      SECTION 8.06  Entire Agreement................................................  21
      SECTION 8.07  Counterparts....................................................  21
      SECTION 8.08  Amendments......................................................  21
      SECTION 8.09  Severability....................................................  21
      SECTION 8.10  Titles and Subtitles............................................  21
      SECTION 8.11  Governing Law...................................................  21

SCHEDULE I  Disclosure Schedule
SCHEDULE II  Other Securities
SCHEDULE III  Security Holders

INDEX TO EXHIBITS
Exhibit A   Form of Registration Rights Agreement
Exhibit B   Articles and all amendments thereto

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                                      ii

          THIS SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of May __, 1996, is by and between Good Times Restaurants Inc., a Nevada corporation (the "Company"), and The Bailey Company, a Colorado limited partnership ("Purchaser").

          WHEREAS, the Company wishes to issue and sell to the Purchaser an aggregate of 1,000,000 shares (the "Preferred Shares") of the authorized but unissued Series A Convertible Preferred Stock, $0.01 par value, of the Company (the "Series A Convertible Preferred Stock"); and

          WHEREAS, the Purchaser wishes to purchase the Preferred Shares on the terms and subject to the conditions set forth in this Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:

                                   ARTICLE I
                              THE PREFERRED SHARES

          SECTION 1.01  Issuance, Sale and Delivery of the Preferred Shares.
                        ---------------------------------------------------
The Company agrees to issue and sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, an aggregate of 1,000,000 Preferred Shares at the purchase price of $1.00 per share for an aggregate purchase price of $1,000,000 (the "Purchase Price"). Purchaser shall purchase from the Company, and the Company shall sell to Purchaser, the Preferred Shares in three installments (the "Installments") as follows: (i) on the later to occur of June 1, 1996 and the first day of the month immediately following the approval by the Company's shareholders of the transactions contemplated hereby (the "First Installment Date"), Purchaser shall purchase 500,000 of the Preferred Shares for $250,000 in cash by applying the proceeds from the collection of the $250,000 owed by the Company to Purchaser pursuant to that certain Promissory Note made by the Company and payable to Purchaser dated March 1, 1996 (the "Note");
(ii) on the date that is three (3) months after the First Installment Date (the "Second Installment Date"), Purchaser shall buy 250,000 of the Preferred Shares for $250,000; and (iii) on the date that is three (3) months after the Second Installment Date (the "Third Installment Date"), Purchaser shall buy 250,000 of the Preferred Shares for $250,000 (each, an "Installment Date"). On each Installment Date, the Company shall issue and deliver to the Purchaser a stock certificate or certificates in definitive form, registered in the name of the Purchaser or its designee, representing the Preferred Shares being purchased at such time. As payment in full for the Preferred Shares being purchased by Purchaser on each Installment Date and against delivery of the stock certificate or certificates therefor, the Purchaser shall transfer to the account of the Company by wire transfer or other immediately available funds the portion of the Purchase Price attributable to such Installment.

                                  ARTICLE II
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents and warrants to the Purchaser that, except as set forth in the Disclosure Schedule attached as Schedule I (which Disclosure
                                              -------------
Schedule makes explicit reference to the particular representation or warranty as to which exception is taken, which in each case shall constitute the sole representation and warranty as to which such exception shall apply):

          SECTION 2.01  Organization, Qualifications and Corporate Power.
                        ------------------------------------------------

          (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification. The Company has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, to execute, deliver and perform this Agreement and the Registration Rights Agreement with the Purchaser in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), and all agreements ancillary
   ---------
thereto, to issue, sell and deliver the Preferred Shares and to issue and deliver the shares of Common Stock, $0.001 par value, of the Company ("Common Stock") issuable upon conversion of the Preferred Shares (the "Conversion Shares").

          (b) Except for Good Times Drive Thru Inc. (the "Subsidiary"), the Company does not (i) own of record or beneficially, directly or indirectly, (A) any shares of capital stock or securities convertible into capital stock of any other corporation or (B) except as disclosed on Schedule II, any participating interest in any partnership, joint venture or other non-corporate business enterprise, or (ii) control, directly or indirectly, any other entity.

          SECTION 2.02  Authorization of Agreements, Etc.
                        ---------------------------------

          (a) Other than obtaining shareholder approval for the transactions contemplated hereby, which the Company shall make a good faith effort to obtain prior to the first Installment, the execution and delivery by the Company of this Agreement and the Registration Rights Agreement, and the performance by the Company of its obligations hereunder and thereunder, the issuance, sale and delivery of the Preferred Shares and the issuance and delivery of the Conversion Shares, have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Incorporation of the Company, as amended (the "Articles"), or the By-laws of the Company, as amended, or any provision of any indenture, agreement or other instrument to which the Company, or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

          (b) If the shareholders of the Company approve the transactions contemplated hereby, the Preferred Shares will be duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable shares of Series A Convertible Preferred Stock with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in the Registration Rights Agreement. If the shareholders of the Company approve the transactions contemplated hereby, the Conversion Shares will be duly reserved prior to the first Installment for issuance upon conversion of the Preferred Shares and, when so issued, will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in the Registration Rights Agreement. Neither the issuance, sale or delivery of the Preferred Shares nor the issuance or delivery of the Conversion Shares is subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any person.

          SECTION 2.03  Validity.  This Agreement has been duly executed and
                        --------
delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms. The Registration Rights Agreement, when executed and delivered in accordance with this Agreement, will constitute the legal, valid and binding obligation of the Company, enforceable in accordance with its respective terms.

          SECTION 2.04  Authorized Capital Stock.  If the shareholders of the
                        ------------------------
Company approve the transactions contemplated hereby, as of the First Installment Date the authorized capital stock of the Company shall consist of
(i) 10,000,000 shares of Series A Convertible Preferred Stock which is the only class of preferred stock of the Company, and (ii) 10,000,000 shares of Common Stock. As of the date hereof, 6,314,824 shares of Common Stock are validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof and no shares of Preferred Stock have been issued. The holders of subscriptions, warrants, options, convertible securities, and other rights (contingent or other) to purchase or otherwise acquire equity securities of the Company, and the number of shares of Common Stock and the number of such subscriptions, warrants, options, convertible securities, and other such rights held by each, are as set forth in the attached
Schedule III.  If the shareholders of the Company approve the transactions
------------
contemplated hereby, the designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company will be, as of the First Installment Date, as set forth in the Articles, a copy of which is attached hereto as Exhibit B, and all such designations, powers, preferences, rights,
---------
qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws. Except as set forth in the attached
Schedule III, (i) no subscription, warrant, option, convertible security, or
------------
other right (contingent
or other) to purchase or otherwise acquire equity securities of the Company is authorized or outstanding, and (ii) except as provided herein there is no commitment by the Company to issue shares, subscriptions, warrants, options, convertible securities, or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset. Except as provided for in the Articles or as set forth in the attached Schedule III, the
                                                             ------------
Company does not have any obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. There are no voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of the Company. All of the outstanding securities of the Company were issued in compliance with all applicable Federal and state securities laws.

          SECTION 2.05  Litigation; Compliance with Law.  There is no (i)
                        -------------------------------
action, suit, claim, proceeding or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or any principal of any of the foregoing, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding relating to the Company pending under collective bargaining agreements or otherwise, or (iii) governmental inquiry pending or, to the best of the knowledge of the Company, threatened against or affecting the Company (including without limitation any inquiry as to the qualification of the Company to hold or receive any license or permit), and to the best of the Company's knowledge there is no basis for any of the foregoing. The Company has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business, prospects, financial condition, operations, property or affairs. The Company is not in default with respect to any order, writ, injunction or decree known to or served upon the Company of any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action or suit by the Company pending or threatened against others. The Company has complied with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services the noncompliance with which would have a material adverse effect on the Company; the Company has all necessary permits, licenses and other authorizations required to conduct its business as conducted and as proposed to be conducted; and the Company has been operating its business pursuant to and in compliance with the terms of all such permits, licenses and other authorizations. There is no existing law, rule, regulation or order, and the Company after due inquiry is not aware of any proposed law, rule, regulation or order, whether Federal, state, county or local, which would prohibit or restrict the Company from, or otherwise materially adversely affect the Company in, conducting its business in any jurisdiction in which it is now conducting business or in which it proposes to conduct business.

          SECTION 2.06  Subsidiaries.  The Subsidiary is a corporation duly
                        ------------
incorporated, validly existing and in good standing under the laws of the State of Colorado and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which it is required to be licensed or qualified. The authorized stock of the Subsidiary consists of 10,000,000 shares of common stock, 999,900 shares of which are issued and outstanding. All of the issued and outstanding shares of its common stock have been duly authorized and are validly issued, fully paid and non-assessable. The Company owns all of the issued and outstanding shares of common stock of the Subsidiary, free and clear of any restrictions on transfer (other than restrictions under the Securities Act and state securities laws). There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Subsidiary to issue, sell, or otherwise cause to become outstanding any of its own capital stock. There are no outstanding stock appreciation, phantom stock, profit participation, or similar rights with respect to the Subsidiary. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of any capital stock of the Subsidiary.

          SECTION 2.07  Loans and Advances.  Except as set forth in the Schedule
                        ------------------                              --------
I, the Company does not have any outstanding loans or advances to any person and
-
is not obligated to make any such loans or advances.

          SECTION 2.08  Assumptions, Guaranties, Etc, of Indebtedness of Other
                        ------------------------------------------------------
Person.  The Company has not assumed, guaranteed, endorsed or otherwise become
------
directly or contingently liable on any indebtedness of any other person, business or entity (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor, or otherwise to assure the creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

          SECTION 2.09  Governmental Approval. Subject to the accuracy of the
                        ---------------------
representations and warranties of the Purchaser set forth in Article III of this Agreement, no registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement or the Registration Rights Agreement, the issuance, sale and delivery of the Preferred Shares or, upon conversion thereof, the issuance and delivery of the Conversion Shares, other than (i) filings pursuant to state securities laws (all of which filings have been made by the Company, other than those which are required to be made after the date hereof and which will be duly made on a timely basis) in connection with the sale of the Preferred Shares, and (ii) with respect to the Registration Rights Agreement, the registration of the shares covered thereby with the Securities and Exchange Commission (the "Commission") and filings pursuant to state securities laws.

          SECTION 2.10  Agreements.  Consummation of the transactions
                        ----------
contemplated hereby (i) will not affect the validity of any material contract, agreement, commitment, license or other understanding or arrangement (collectively, "Contracts") to which the Company is a party; and (ii) will not entitle any parties related to the Company (including without limitation officers and directors of the Company) to any payments, bonus or other benefits that may be considered

"golden parachute" payments ("Golden Parachute Payments") or any payments or other benefits made or granted in connection with the transactions contemplated hereby. The payment by the Company of Golden Parachute Payments, if any, shall be subordinate to any and all payments to the holders of the Preferred Shares. Notwithstanding the foregoing, the Company shall be free to perform its obligations pursuant to its current agreement with Boyd E. Hoback if Mr. Hoback is terminated by the Company without "cause", unless such termination occurs within 60 days of a determination by the Board of Directors of the Company to dissolve the Company; provided, however, this Section 2.10 shall not in any way modify or alter the Company's agreement with Mr. Hoback.

          SECTION 2.11  Undisclosed Liabilities.  Neither the Company or the
                        -----------------------
Subsidiary has any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued) except for (i) liabilities set forth on the Company's most recent balance sheet and
(ii) liabilities which have arisen after the date of the most recent balance sheet in the ordinary course of business (none of which results from, arises out of, relates to, or was caused by any breach of contract).

          SECTION 2.12  Disclosure.  To the best of the Company's knowledge (i)
                        ----------
neither this Agreement, nor any Schedule or Exhibit to this Agreement, or ancillary agreements hereto or thereto (the "Acquisition Documents ") contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading, (ii) none of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not materially misleading, and (iii) there is no fact which the Company has not disclosed to the Purchaser and its counsel in writing and of which the Company is aware which materially and adversely affects or could materially and adversely affect the business, financial condition, operations, property or affairs of the Company. The financial projections and other estimates provided to Purchaser by the Company were prepared by the Company based on the Company's experience in the industry and on assumptions of fact and opinion as to future events which the Company, at the date of their preparation, believed to be reasonable. As of the date hereof no facts have come to the attention of the Company which would, in its opinion, require it to revise or amplify the assumptions underlying such projections and other estimates or the conclusions derived therefrom.

          SECTION 2.13  Offering of the Preferred Shares.  Neither the Company
                        --------------------------------
nor any person authorized or employed by the Company as agent, broker, dealer or otherwise in connection with the offering or sale of the Preferred Shares, or any security of the Company similar to the Preferred Shares, has offered the Preferred Shares or any such similar security for sale to, or solicited any offer to buy the Preferred Shares or any such similar security from, or otherwise approached or negotiated with respect thereto with, any person or persons so as to subject the offering, issuance or sale of the Preferred Shares to the registration provisions of the Securities Act; and neither the Company nor any person acting on its behalf has taken or will take any other action (including, without limitation, any offer, issuance or sale of any security of the Company under circumstances which might require the integration of such security with Preferred Shares under the Securities Act or the rules and regulations of the Commission thereunder), so as to subject the offering, issuance or sale of the Preferred Shares to the registration provisions of the Securities Act.

          SECTION 2.14  Brokers.  The Company does not have any contract,
                        -------
arrangement or understanding with any broker, finder or similar agent with respect to the sale of the Preferred Shares contemplated by this Agreement.

          For purposes of this Article II, "knowledge of the Company" means that nothing has come to the attention of either the Company that (i) gives the Company actual knowledge, or (ii) is sufficient to put the Company on notice of, or cause the Company to make further inquiry into, the existence or absence of any material information or fact bearing on the matter.

                                  ARTICLE III
                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

          The Purchaser represents and warrants to the Company that:

          (a) it is an "accredited investor" within the meaning of Rule 501 under the Securities Act and was not organized for the specific purpose of acquiring the Preferred Shares;

          (b) it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof;

          (c) it has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management;

          (d) except as permitted by the Registration Rights Agreement, the Preferred Shares being purchased by it are being acquired for its own account and for the purpose of investment and not with a view to or for sale in connection with any distribution thereof;

          (e) it understands that (i) the Preferred Shares and the Conversion Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act, (ii) the Preferred Shares and, upon conversion thereof, the Conversion Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Preferred Shares and the Conversion Shares will bear a legend to such effect, and (iv) the Company will make a notation on its transfer books to such effect; and

          (f) if it sells any Conversion Shares pursuant to Rule 144A promulgated under the Securities Act, it will take all necessary steps in order to perfect the exemption from registration provided thereby, including (i) obtaining on behalf of the Company information to enable the Company to establish a reasonable belief that the purchaser is a qualified institutional buyer and (ii) advising such purchaser that Rule 144A is being relied upon with respect to such resale.

                                   ARTICLE IV
                 CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER

          The obligation of the Purchaser to purchase and pay for the Preferred Shares being purchased by it on each Installment Date is, at its option, subject to the satisfaction, on or before such Installment Date, of the following conditions:

          (a) Opinions of Counsel.  The Purchaser shall have received from
              -------------------
counsel for the Company on or before June 5, 1996 an opinion dated as of the date hereof, in form and scope satisfactory to Purchaser and its counsel, to the effect that:

              (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases real property. The Company has the corporate power and authority to own and hold its properties and to carry on its business as currently conducted and as proposed to be conducted. The Company has the corporate power and authority to execute, deliver and perform this Agreement and the Registration Rights Agreement, to issue, sell and deliver the Preferred Shares and, upon conversion thereof, to issue and deliver the Conversion Shares.

              (ii) This Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms (subject, as to enforcement of remedies, to the discretion of courts in awarding equitable relief and to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the rights of creditors generally), except that such counsel need not express any opinion as to the validity or enforceability of the indemnification and contribution provisions of the Registration Rights Agreement.

              (iii) The execution and delivery by the Company of this Agreement and the Registration Rights Agreement, the performance by the Company of its obligations hereunder and thereunder, the issuance, sale and delivery of the Preferred Shares and, upon conversion thereof, the issuance and delivery of the Conversion Shares, will not violate any provision of law, the Articles or By-laws, each as amended, of the Company, any order of any court or other agency of government or any indenture, agreement or other instrument known to such counsel to which the Company, or any of their respective properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company. In rendering the foregoing opinion, such counsel may assume full disclosure to Purchaser of all material facts and, with respect to performance by the Company of its obligations under the Registration Rights Agreement, may assume compliance by the Company at such time with the registration requirements of the Securities Act and with applicable state securities laws and may disclaim any opinion as to the validity or enforceability of the indemnification and contribution provisions of the Registration Rights Agreement.

              (iv) The authorized capital stock of the Company consists of (i) 10,000,000 shares of Series A Convertible Preferred Stock which is the only class of preferred stock of the Company, and (ii) 10,000,000 shares of Common Stock. As of the date hereof, 6,314,824 shares of Common Stock are validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and no shares of Preferred Stock have been issued, except as provided for herein. As of the date hereof, holders of record of subscriptions, warrants, options, convertible securities, and other rights (contingent or other) to purchase or otherwise acquire equity securities of the Company, and the number of shares of Common Stock and the number of such subscriptions, warrants, options, convertible securities, and other such rights held by each, are as set forth in Schedule III. The
                                                              ------------
          designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class or series of authorized capital stock of the Company are as set forth in the Articles, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws (subject, as to enforcement, to the discretion of courts in awarding equitable relief and to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the rights of creditors generally). Except as set forth in Schedule III, to the knowledge of such counsel, but
                       ------------
          without independent investigation, as of the date hereof no subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or acquire equity securities of the Company is authorized or outstanding and there is no commitment by the Company to issue shares, subscriptions, warrants, options, convertible securities, or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset. Except as set forth in Schedule III or as provided for in the Articles, to the
                       ------------
          knowledge of such counsel, but without independent investigation, the Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof.

              (v) The Preferred Shares and the Conversion Shares have been duly authorized. The issuance, sale and delivery of the Preferred Shares and the issuance and delivery of the Conversion Shares upon conversion of the Preferred Shares have been duly authorized by all required corporate action; the Preferred Shares have been validly issued, are fully paid and nonassessable with no personal liability attaching to the ownership thereof and, to the knowledge of such counsel, are free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in the Registration Rights Agreement; and the Conversion Shares have been duly reserved for issuance upon conversion of the Preferred Shares and, when so issued, will be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and, to the knowledge of such counsel, will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in the Registration Rights Agreement. Neither the issuance, sale or delivery of the Preferred Shares nor the issuance or delivery of the Conversion Shares is subject to any preemptive right of stockholders of the Company arising under law or the Articles or By-laws of the Company, each as amended, or, to the knowledge of such counsel, to any contractual right of first refusal or other right in favor of any person.

              (vi) Except as described in Schedule I, to the knowledge of such
                                          ----------
          counsel, but without independent investigation, as of the date hereof there is no material (A) action, suit, claim, proceeding or investigation pending or threatened against or affecting the Company, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (B) arbitration proceeding relating to the Company pending under collective bargaining agreements, or (C) governmental inquiry pending or threatened against or affecting the Company. To the knowledge of such counsel, but without independent investigation, the Company is not in default with respect to any order, writ, injunction or decree known to such counsel of any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

              (vii) Assuming the accuracy of the representations and warranties of the Purchaser set forth in Article II of this Agreement, no registration or filing with, and no consent or approval of, or other action by any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement and the Registration Rights Agreement, the issuance, sale and delivery of the Preferred Shares or, upon conversion thereof, the issuance and delivery of the Conversion Shares, other than filings pursuant to federal and state securities laws (all of which filings, other than those which are required to be made after the date hereof, have been made by the Company). In rendering the foregoing opinion with respect to performance by the Company of its obligations under the Registration Rights Agreement, such counsel may assume compliance by the Company at such time with the registration requirements of the Securities Act and with applicable state securities laws and may disclaim any opinion as to the validity or enforceability of the indemnification and contribution provisions of the Registration Rights Agreement.

          (b) Representations and Warranties to be True and Correct.  The
              -----------------------------------------------------
representations and warranties contained in Article II of this Agreement shall be true, complete and correct in all material respects on and as of the date hereof and the President and Treasurer of the Company shall have certified to such effect to the Purchaser in writing.

          (c) Performance.  The Company shall have performed and complied in all
              -----------
material respects with all agreements contained herein required to be performed or complied with by it prior to or at the date hereof, and as of each Installment Date, as applicable, and the President and Treasurer of the Company shall have certified to the Purchaser in writing as of each Installment Date to such effect and to the further effect that all of the conditions set forth in this Article IV have been satisfied.

          (d) All Proceedings to be Satisfactory.  As of the First Installment
              ----------------------------------
Date, all corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser and its counsel, and the Purchaser and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they reasonably may request.

          (e) Supporting Documents.  As of the First Installment Date, the
              --------------------
Purchaser and its counsel shall have received copies of the following documents and all changes, amendments or modifications thereto:

              (i) (A) the Articles, certified as of a recent date by the Secretary of State of the State of Nevada, (B) a certificate of said Secretary dated as of a recent date as to the due incorporation and good standing of the Company, the payment of all excise taxes by the Company and listing all documents of the Company on file with said Secretary, and (C) the By-laws of the Company;

              (ii) a certificate of the Secretary or an Assistant Secretary of the Company dated as of the Installment Date and certifying: (A) that attached thereto is a true and complete copy of the By-laws of the Company as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors or the stockholders of the Company authorizing the execution, delivery and performance of this Agreement and the Registration Rights Agreement, the issuance, sale and delivery of the Preferred Shares and the reservation, issuance and delivery of the Conversion Shares, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement and the Registration Rights Agreement; (C) that the Articles have not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (i)(B) above; and (D) to the incumbency and specimen signature of each officer of the Company executing this Agreement and the Registration Rights Agreement, the stock certificates representing the Preferred Shares and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this clause (ii); and

              (iii) such additional supporting documents and other information with respect to the operations and affairs of the Company as the Purchaser or its counsel reasonably may request.

          (f) Certificates.  As of each subsequent Installment Date, Purchaser
              ------------
shall have received a certificate of the Secretary or an Assistant Secretary of the Company dated as of the Installment Date and certifying that (A) neither the Articles nor the By-laws were amended, revised or modified in any way that could adversely affect the Preferred Shares since the First Installment Date; (B) that the resolutions of the Board of Directors or the stockholders of the Company authorizing the execution, delivery and performance of the Agreement and the Registration Rights Agreement, the issuance, sale and delivery of the Preferred Shares and the reservation, issuance and delivery of the Conversion Shares delivered to Purchaser are in full force and effect and have not been effectively altered or changed by subsequent action by the Board of Directors or shareholders of the Company.

          (g) Approval.  The Board of Directors of Purchaser shall have approved
              --------
the transactions contemplated hereby on or before May 31, 1996.

          (h) Registration Rights Agreement.  The Company shall have executed
              -----------------------------
and delivered the Registration Rights Agreement.

          (i) Articles.  The Articles shall read in their entirety as set forth
              --------
in Exhibit B. The Articles shall have been duly amended, if necessary, to
   ---------
provide that: (i) all directors of the Company shall be indemnified against, and absolved of, liability to the Company and its stockholders to the maximum extent permitted under the laws of the State of Nevada, and (ii) the number of shares of authorized Common Stock of the Company may be increased or decreased (but not below the number then outstanding) by the affirmative vote of the holders of two-thirds of the outstanding shares of capital stock of the Company entitled to vote thereon, voting together as a single class.

          (j) By-Laws.  The Company's By-laws shall have been amended, if
              -------
necessary, to provide that (i) unless otherwise required by the laws of the State of Nevada, (A) any two directors and (B) any holder or holders of at least 25% of the outstanding shares of Series A Convertible Preferred Stock, shall have the right to call a meeting of the Board of Directors or stockholders of the Company, and (ii) the number of directors fixed in accordance therewith shall in no event conflict with any of the terms or provisions of the Series A Convertible Preferred Stock as set forth in the Articles.

          (k) Election of Directors.  The number of directors constituting the
              ---------------------
entire Board of Directors shall have been fixed at seven (7) and the following persons shall have been elected as the directors and shall each hold such position as of the date hereof: Dan W. James, III, Boyd E. Hoback, Richard J. Stark, Thomas P. McCarty, Geoffrey R. Bailey, David E. Bailey and Alan A. Teran.

          (l) Lenders.  Purchaser's performance hereunder shall not materially
              -------
conflict with or result in a breach of any of its obligations or agreements existing as of the date hereof with any of its lenders.

          (m) Solvency.  As of the date of such performance, neither Purchaser
              --------
nor the Company shall have (i) filed a voluntary petition in bankruptcy or been adjudged bankrupt or insolvent, (ii) made an assignment for the benefit of creditors, (iii) applied to or petitioned any tribunal for the appointment of a receiver, intervenor or trustee for all or a substantial part of its assets, or
(iv) been involved in a proceeding under any bankruptcy law or statute which was commenced and not dismissed within 60 days.

All such documents shall be reasonably satisfactory in form and substance to the Purchaser and its counsel.

                                   ARTICLE V
                  CONDITIONS TO THE OBLIGATIONS OF THE COMPANY

          The obligation of the Company to sell the Preferred Shares hereunder is subject to (i) the Company receiving, on or before the First Installment Date, approval of the shareholders of the Company of the transactions contemplated hereby as required by the Articles, Bylaws or applicable law; and
(ii) the approval of the Company's Board of Directors of the transactions contemplated hereby on or before June 14, 1996.

                                   ARTICLE VI
                            COVENANTS OF THE COMPANY

          The Company covenants and agrees with the Purchaser that prior to the issuance of the Preferred Shares, and for as long as any of the Preferred Shares are outstanding:

      SECTION 6.01  Financial Statements, Reports, Etc.  The Company shall
                    ----------------------------------
furnish to the Purchaser:

          (a) within 105 days after the end of each fiscal year of the Company, any and all documents that the Company is required to file with the Securities and Exchange Commission;

and comparative statements for the prior fiscal year and the budget for the fiscal year then ended showing comparisons on a monthly basis;

          (b) at the time of delivery of each annual financial statement pursuant to Section 6.01(a), a certificate executed by the President or Chief Financial Officer of the Company stating that such officer has caused this Agreement and the Series A Convertible Preferred Stock to be reviewed and has no knowledge of any default by the Company (or such subsidiary, as the case may be) in the performance or observance of any of the provisions of this Agreement or the Series A Convertible Preferred Stock or, if such officer has such knowledge, specifying such default and the nature thereof;

          (c) no later than sixty (60) days prior to the start of each fiscal year, consolidated capital and operating expense budgets, cash flow projections and income and loss projections for the Company and each of its subsidiaries in respect of such fiscal year, all itemized in reasonable detail and prepared on a monthly basis, and, promptly after preparation, any revisions to any of the foregoing;

          (d) promptly following receipt by the Company, each audit response letter, accountant's management letter and other written report submitted to the Company or any subsidiary of the Company by its independent public accountants in connection with an annual or interim audit of the books of the Company or any of its subsidiaries;

          (e) promptly after the commencement thereof, notice of all actions, suits, claims, proceedings, investigations and inquiries of the type described in Section 2.07 that could materially adversely affect the Company individually or any of its subsidiaries or the Company and all of its subsidiaries taken as a whole;

          (f) promptly upon sending, making available or filing the same, all press releases, reports and financial statements that the Company or any subsidiary of the Company sends or makes available to its stockholders or directors or files with the Commission; and

          (g) promptly, from time to time, such other information regarding the business, prospects, financial condition, operations, property or affairs of the Company and its subsidiaries as Purchaser reasonably may request.

          SECTION 6.02  Right of Participation. (a) The Company shall, prior to
                        ----------------------
any proposed issuance by the Company of any of its securities (other than debt securities with no equity feature), offer to the Purchaser by written notice the right, for a period of fifteen (15) days, to purchase for cash at an amount equal to the price or other consideration for which such securities are to be issued, a number of such securities so that, after giving effect to such issuance (and the conversion, exercise and exchange into or for (whether directly or indirectly) shares of Common Stock of all such securities that are so convertible, exercisable or exchangeable), the Purchaser will continue to maintain its same proportionate equity ownership in the Company represented by the Preferred Shares and the Conversion Shares that it owns, if any, as of the date of such notice (treating the Purchaser, for the purpose of such computation, as the holder of the number of shares of Common Stock which would be issuable to the Purchaser upon conversion, exercise and exchange of all securities (including but not limited to the Preferred Shares) held by such Purchaser on the date such offer is made, that are convertible, exercisable or exchangeable into or for (whether directly or indirectly) shares of Common Stock and assuming the like conversion, exercise and exchange of all such other securities held by other persons); provided, however, that the participation rights of the Purchaser pursuant to this Section 6.02 shall not apply to securities issued (A) upon conversion of any of the Preferred Shares, (B) as a stock dividend or upon any subdivision of shares of Common Stock, provided that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of Common Stock, (C) pursuant to subscriptions, warrants, options, convertible securities, or other rights which are listed in Schedule
                                                                     --------
III as being outstanding on the date of this Agreement, (D) solely in
---
consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity, (E) pursuant to a firm commitment public offering. The Company's written notice to the Purchaser shall describe the securities proposed to be issued by the Company and specify the number, price and payment terms. (The number of shares that the Purchaser is entitled to purchase under this Section 6.02 shall be referred to as its "Pro Rata Share." The total number of shares that the Purchaser is entitled to purchase under this Section 6.02 shall be referred to as "Offered Shares").

          (b) The Purchaser may accept the Company's offer as to the full number of securities offered to it or any lesser number, by written notice thereof given by it to the Company prior to the expiration of the aforesaid fifteen (15) day period, in which event the Company shall sell and the Purchaser shall buy, upon the terms specified, the number of securities agreed to be purchased by Purchaser. The Company shall then be free at any time prior to ninety (90) days after the date of its notice of offer to the Purchaser, to offer and sell to any third party or parties the remainder of such securities proposed to be issued by the Company (including but not limited to the securities not agreed by the Purchaser to be purchased by it), at a price and on payment terms no less favorable to the Company than those specified in such notice of offer to the Purchaser. However, if such third party sale or sales are not consummated within such ninety (90) day period, the Company shall not sell such securities as shall not have been purchased within such period without again complying with this Section 6.02.

          SECTION 6.03  Reserve for Conversion Shares.  The Company shall at all
                        -----------------------------
times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Preferred Shares and otherwise complying with the terms of this Agreement, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of the Preferred Shares from time to time outstanding or otherwise to comply with the terms of this Agreement. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Preferred Shares or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common

Stock to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable federal and state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Preferred Shares.

          SECTION 6.04  Corporate Existence.  The Company shall maintain, and
                        -------------------
except as otherwise permitted by Section 6.18 cause each of its subsidiaries to maintain, their respective corporate existence, rights and franchises in full force and effect.

          SECTION 6.05  Properties, Business, Insurance.  The Company shall
                        -------------------------------
maintain and cause each of its subsidiaries to maintain as to their respective properties and business, with financially sound and reputable insurers, insurance against such casualties and contingencies and of such types and in such amounts as is customary for companies similarly situated, which insurance shall be deemed by the Company to be sufficient.

          SECTION 6.06  Inspection, Consultation and Advice.  The Company shall
                        -----------------------------------
permit and cause each of its subsidiaries to permit the Purchaser and such persons as it may designate, at Purchaser's expense, to visit and inspect any of the properties of the Company and its subsidiaries, examine their books and take copies and extracts therefrom, discuss the affairs, finances and accounts of the Company and its subsidiaries with their officers, employees and public accountants (and the Company hereby authorizes said accountants to discuss with Purchaser and its designees such affairs, finances and accounts), and consult with and advise the management of the Company and its subsidiaries as to their affairs, finances and accounts, all at reasonable times and upon reasonable notice.

          SECTION 6.07  Restrictive Agreements Prohibited.  Neither the Company
                        ---------------------------------
nor any of its subsidiaries shall become a party to any agreement which by its terms restricts the Company's performance of this Agreement, the Registration Rights Agreement or the Articles. The Company shall not become party to any agreement which by its terms restricts the Company's right to pay dividends on the Preferred Shares or to meet the redemption rights of the Preferred Shares.

          SECTION 6.08  Transactions with Affiliates.  Except for transactions
                        ----------------------------
(i) contemplated by this Agreement, or (ii) with Purchaser or its affiliates, neither the Company nor any of its subsidiaries shall enter into any transaction with any director, officer, employee or holder of more than 5% of the outstanding capital stock of any class or series of capital stock of the Company or any of its subsidiaries, member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or member of the family of any such person, is a director, officer, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, except for transactions on customary terms related to such person's employment.

          SECTION 6.09  Use of Proceeds.  The Company shall spend an amount
                        ---------------
equal to or greater than the proceeds from the sale of the Preferred Shares for the development of new Good Times restaurants on or before December 31, 1997, unless the Board of Directors unanimously directs otherwise.

          SECTION 6.10  Board of Directors Meeting. The Company shall use its
                        --------------------------
best efforts to ensure that meetings of its Board of Directors are held at least once each quarter. The Company shall permit Purchaser, for so long as Purchaser holds of record or beneficially any Preferred Shares and/or Conversion Shares, or its designee to have one representative attend each meeting of the Board of Directors of the Company and each meeting of any Committee thereof and to participate in all discussions during each such meeting. The Company shall send to the Purchaser and designee the notice of the time and place of such meeting in the same manner and at the same time as it shall send such notice to its directors or committee members, as the case may be. The Company shall also provide to the Purchaser and designee copies of all notices, reports, minutes and consents at the time and in the manner as they are provided to the Board of Directors or committee, except for information reasonably designated as proprietary information by the Board of Directors.

          SECTION 6.11  Compensation Committee.  The Company shall establish and
                        ----------------------
maintain a Compensation Committee of the Board of Directors, which shall consist of three (3) directors, one of whom shall be a director elected by the holders of the Preferred Stock voting as a separate series. The Compensation Committee shall have as its functions the approval of any employee's compensation over $75,000 per year and overall approval of employee stock option grants. No compensation or other remuneration at an annual rate in excess of $75,000 (inclusive of salary and bonus arrangement) shall be paid to, and no capital stock of the Company shall be issued or granted to, any director, officer or employee of, or any consultant or adviser to, the Company or any of its subsidiaries, without the approval of the Compensation Committee. No employee stock option plan, employee stock purchase plan, employee restricted stock plan or other employee stock plan shall be established without the approval of the Compensation Committee, other than those already in existence. Notwithstanding the foregoing, the Company shall not, without the unanimous consent of the Board of Directors, (i) issue, grant or sell any stock options, warrants or other securities convertible into Common Stock to any director, officer or employee of, or a consultant or advisor to, the Company or any of its subsidiaries to the extent that such issuance, grant or sale would result in there being outstanding options and other securities convertible into Common Stock held by directors, officers and employees of, and consultants and advisors to, the Company constituting in the aggregate in excess of 15% of the outstanding capital stock of the Company (assuming for purposes of such computation the conversion, exercise and exchange of all securities of the Company that are convertible, exercisable or exchangeable into or for shares of Common Stock), or (ii) modify any terms of any options, warrants or other securities convertible into Common Stock except that, in the case of the Company's publicly held warrants and other convertible securities, the Board of Directors may extend the exercise date thereof.

          SECTION 6.12  Capital Expenditures.  Without the prior approval of the
                        --------------------
Board of Directors, the Company shall not make any capital expenditure, including expenditures for capitalized leases, in an amount in excess of 120% of the budget for such items approved by the Board of Directors.

          SECTION 6.13  Employment.  The Company shall not hire, or commit
                        ----------
itself to hire, any individual whose annual compensation, in salary and benefits, is in excess of $75,000, without the prior approval of the Board of Directors.

          SECTION 6.14  Investments.  The Company shall not make any investment
                        -----------
in, or loans or advances to, or guarantees of the obligations of, any person or entity, except as approved by the Board of Directors.

          SECTION 6.15  Maintenance of Properties.  The Company shall maintain
                        -------------------------
its properties in good condition and operating repair.

          SECTION 6.16  D&O Insurance.  The Company shall, if required by the
                        -------------
stockholders holding two-thirds of the Preferred Shares and if not prohibitively expensive as determined in good faith of the Board of Directors, purchase and maintain adequate liability insurance coverage for the directors of the Company.

          SECTION 6.17  By-laws.  The Company shall at all times cause its By-
                        -------
laws to provide that, (a) unless otherwise required by the laws of the State of Nevada, (i) any two directors or (ii) any holder or holders of at least 25% of the outstanding shares of Series A Convertible Preferred Stock, shall have the right to call a meeting of the Board of Directors or stockholders, and (b) the number of directors fixed in accordance therewith shall in no event conflict with any of the terms or provisions of the Series A Convertible Preferred Stock as set forth in the Articles. The Company shall at all times maintain provisions in its By-laws and/or Articles indemnifying all directors against liability and absolving all directors from liability to the Company and its stockholders to the maximum extent permitted under the laws of the State of Nevada.

          SECTION 6.18  Activities of Subsidiaries.  The Company shall not,
                        --------------------------
without the affirmative vote by holders of two-thirds of the Preferred Shares, permit any subsidiary to consolidate or merge into or with or sell or transfer all or substantially all its assets, except that any subsidiary may (i) consolidate or merge into or with or sell or transfer assets to any other subsidiary, or (ii) merge into or sell or transfer assets to the Company. The Company shall not sell or otherwise transfer any shares of capital stock of any subsidiary, except to the Company or another subsidiary, or permit any subsidiary to issue, sell or otherwise transfer any shares of its capital stock or the capital stock of any subsidiary, except to the Company or another subsidiary. The Company shall not permit any subsidiary to purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of its stock, except for dividends or other distributions payable to the Company or another subsidiary.

          SECTION 6.19  Compliance with Laws.  The Company shall comply, and
                        --------------------
cause each subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could materially adversely affect its business or condition, financial or otherwise.

          SECTION 6.20  Keeping of Records and Books of Account.  The Company
                        ---------------------------------------
shall keep, and cause each subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company and such subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

          SECTION 6.21  Change in Nature of Business. The Company shall not, and
                        ----------------------------
shall not permit any subsidiary to, engage in any business other than the restaurant business without the unanimous approval of the Board of Directors.

                                  ARTICLE VII
              BREACH OF REPRESENTATIONS, WARRANTIES AND COVENANTS

          SECTION 7.01  Redemption.  In the event the Company materially
                        ----------
breaches any of its representations, warranties or covenants contained herein and the Company (i) fails to remedy such breach within 14 days after receiving notice of such breach or (ii) if such breach cannot reasonably be cured within 14 days, and the Company commences to remedy such breach within 14 days of notice continuously and diligently proceeds to remedy such breach, fails to remedy such breach within 30 days after receiving notice thereof, the Company shall, at the election of Purchaser, redeem some or all of the Preferred Shares held by Purchaser for a price equal to the Redemption Price for each share so redeemed. The Company shall redeem such shares within 30 days after its receipt of Purchaser's notice stating the number of Preferred Shares that Purchaser desires to have redeemed pursuant to this Section 7.01.

                                  ARTICLE VIII
                                 MISCELLANEOUS

          SECTION 8.01  Survival of Agreements.  All covenants, agreements,
                        ----------------------
representations and warranties made herein or in the Registration Rights Agreement or any certificate or instrument delivered to the Purchaser pursuant to or in connection with this Agreement or the Registration Rights Agreement shall survive the execution and delivery of this Agreement and the Registration Rights Agreement, the issuance, sale and delivery of the Preferred Shares, and the issuance and delivery of the Conversion Shares, and all statements contained in any certificate or other instrument delivered by the Company hereunder or thereunder or in connection herewith or therewith shall be deemed to constitute representations and warranties made by the Company.

          SECTION 8.02  Brokerage.  Each party hereto will indemnify and hold
                        ---------
harmless the other against and in respect of any claim for brokerage or other commissions relative to this

Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party (including, without limitation, amounts paid to any shareholder, officer, director or affiliate of such party).

          SECTION 8.03  Parties in Interest.  All representations, covenants and
                        -------------------
agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, all representations, covenants and agreements benefiting Purchaser shall inure to the benefit of any and all subsequent holders from time to time of Preferred Shares or Conversion Shares.

          SECTION 8.04  Assignment.  (a) Purchaser may not assign this Agreement
                        ----------
or any of its rights and obligations hereunder (including the Preferred Shares) to any person, business or entity without the prior written approval of the Company which approval shall not be unreasonably withheld; provided, however, Purchaser may assign this Agreement, any and all of its rights and obligations hereunder and the Preferred Shares (i) to any person, business or entity that is affiliated with Purchaser or The Erie County Investment Co. and (ii) to any member of the Control Group (as defined below) if the Control Group in the aggregate is affiliated with Purchaser. For purposes of this agreement, (i) an "affiliate" of, or a person "affiliated" with, a specified person, is a person that directly, or indirectly, controls, is controlled by or is under common control with, the person specified; (ii) the term "control" (including the terms "controlling", "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership (beneficial or otherwise) of voting securities, by contract or otherwise; and
(iii) "Control Group" shall mean Paul T. Bailey, his spouse, children and grandchildren. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchaser.

          (b) Purchaser shall not offer or agree to sell or otherwise transfer any or all of its Preferred Shares to a third party (other than any person, business or entity affiliated with Purchaser, or to any officer, director, shareholder or partner of Purchaser or The Erie County Investment Co.), without first offering (the "Offer") to sell such Preferred Shares to the Company or its designee by delivering written notice thereof to the Company which notice shall include the price, terms and conditions of the Offer. The Company shall have fourteen days after its receipt thereof (the "Offer Period") to accept the Offer by delivering written notice of its acceptance thereof to Purchaser. If the Company fails to deliver its acceptance within the Offer Period, Purchaser shall be free (subject to the terms of Section 8.04(a) above) to sell or otherwise transfer such Preferred Shares to a third party for a period of 90 days after the end of the Offer Period at a price and on terms and conditions no less favorable to the Purchaser than those offered to the Company.

          SECTION 8.05  Notices.  All notices, requests, consents and other
                        -------
communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

          (a)  if to the Company:    Good Times Restaurants Inc.
                                     8620 Wolff Court, Suite 330
                                     Westminster, Colorado  80030
                                     Attn:  Boyd E. Hoback, President

          (b)  if to the Purchaser:  The Erie County Investment Co.
                                     601 Corporate Circle
                                     Golden, Colorado  80401
                                     Attn:  David E. Bailey, President

          SECTION 8.06  Entire Agreement.  This Agreement, including the
                        ----------------
Schedules and Exhibits hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. All Schedules and Exhibits hereto are hereby incorporated herein by reference.

          SECTION 8.07  Counterparts.  This Agreement may be executed in two or
                        ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          SECTION 8.08  Amendments.  This Agreement may not be amended or
                        ----------
modified, and no provisions hereof may be waived, without the written consent of the Company and the holders of at least two-thirds of the outstanding shares of Common Stock issued or issuable upon conversion of the Preferred Shares.

          SECTION 8.09  Severability.  If any provision of this Agreement shall
                        ------------
be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

          SECTION 8.10  Titles and Subtitles.  The titles and subtitles used in
                        --------------------
this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

          SECTION 8.11  Governing Law.  This Agreement shall be governed by and
                        -------------
construed in accordance with the laws of the State of Colorado.

          IN WITNESS WHEREOF, the Company and the Purchaser have executed this Series A Convertible Preferred Stock Purchase Agreement as of the day and year first above written.

                                          GOOD TIMES RESTAURANTS, INC.

                                          By: /s/ Boyd E. Hoback
                                             ----------------------------------
                                          Name:   Boyd E. Hoback
                                               --------------------------------
                                          Title:  President
                                                -------------------------------


                                          PURCHASER:

                                          THE BAILEY COMPANY,
                                          a Colorado limited partnership

                                          By:  The Erie County Investment Co.,
                                               as General Partner

                                          By: /s/ David E. Bailey, President
                                             ----------------------------------
                                                  David E. Bailey, President